UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2004

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Golden Shore Drive, Long Beach, California 90802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          |_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

               On November 22, 2004, Molina Healthcare of California, a California corporation and the wholly owned subsidiary of Molina Healthcare, Inc., and Sharp Health Plan (“Sharp”), a California non-profit public benefit corporation and a subsidiary of Sharp HealthCare, entered into a definitive Asset Purchase Agreement to transfer Sharp’s Medi-Cal (Medicaid) and Healthy Families Program (California’s State Children’s Health Insurance Program) contracts to Molina Healthcare of California. In order to close, the transfer must be approved by multiple governmental agencies, including the California Department of Managed Health Care, the California Department of Health Services, and the California Managed Risk Medical Insurance Board. Approximately 70,000 of Sharp Health Plan’s Medi-Cal and Healthy Families members could be affected by the transaction. If approved, Molina Healthcare of California hopes to close the transaction and begin providing coverage to these members in the second quarter of 2005.

               The consideration for the transfer of the contracts to Molina Healthcare of California is $25 million, subject to possible adjustment and an earn-out provision.  As part of the transaction, Sharp shall assign the bulk of its provider network to Molina Healthcare of California, including Sharp’s contracts with Sharp HealthCare, with Children’s Hospital and Health Center, and with Sharp HealthCare’s and Children’s affiliated medical groups.  A copy of the Asset Purchase Agreement executed by the parties is included as Exhibit 10.1 to this report.

Item 8.01  Other Events.

               On November 22, 2004, Molina Healthcare, Inc. issued a press release to announce that its subsidiary, Molina Healthcare of California, and Sharp Health Plan, a subsidiary of Sharp Healthcare, had reached a definitive agreement to transfer Sharp’s Medi-Cal and Healthy Families Program contracts to Molina Healthcare of California.  A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit No.	Description

10.1	Asset Purchase Agreement dated as of November 22, 2004 by and between Molina Healthcare of California and Sharp Health Plan.

99.1	Joint press release issued by Molina Healthcare of California and Sharp Health Plan on November 22, 2004.

SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: November 22, 2004	By: /s/ Mark L. Andrews

Mark L. Andrews
Executive Vice President,
General Counsel, and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Asset Purchase Agreement dated as of November 22, 2004 by and between Molina Healthcare of California and Sharp Health Plan.

99.1	Joint press release issued by Molina Healthcare of California and Sharp Health Plan on November 22, 2004.